

# intercloud systems™

MindsTogether.

# Disclaimers

- This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding InterCloud's future results of operations and financial position, financial targets, business strategy, plans and objectives for future operations, are forward-looking statements. The Company has based these forward-looking statements largely on its current estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward- looking statements.
- More detailed information about the risk factors affecting the Company's performance is available under the heading "Risk Factors" in the Company's preliminary prospectus and filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC's website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analyses only as of the date hereof. The Company neither intends to, nor assumes any obligation to, update or revise these forward-looking statements in light of developments that differ from those anticipated.

### Statement on Pro Forma Financials

- The pro forma condensed consolidated financial information included in this prospectus is constructed from the separate financial statements of the Company, its wholly owned subsidiaries and its targeted acquisition(s), and may not represent the financial information that would result from operations of the combined companies. In addition, the pro forma condensed consolidated financial information included in this free-writing prospectus is based in part on certain assumptions that the Company believes are reasonable. The Company cannot assure you that our assumptions will prove to be accurate over time. Accordingly, the historical and pro forma condensed consolidated financial information included may not reflect what the Company's results of operations and financial condition would have been had we been a combined entity during the periods presented, or what the Company's results of operations and financial condition will be in the future. The challenge of integrating previously independent businesses makes evaluating our business and our future financial prospects difficult. The Company's potential for future business success and operating profitability must be considered in light of the risks, uncertainties, expenses and difficulties typically encountered by recently combined companies.

intercloud systems
MindsTogether.

# Company Overview

**InterCloud is a single-source provider of end-to-end IT technology solutions to the enterprise, service provider, and Government markets through "Cloud Platforms" and professional services.**

These unique building blocks will enable our customers to reduce costs, increase efficiencies, and take advantage of the emerging cloud applications.

# Key Information

- Headquarters: Red Bank, NJ
- Founded 2010
- Current Annual Pro-forma Revenue: $62 Million
- Current Annual Pro-forma adjusted EBITDA: $5.4 Million
- Offering 'Cloud Services' (IaaS, PaaS, SaaS)
- Providing professional engineering services onsite/offsite

# Value Proposition

- Proven track record of growth and profitability
- Cloud Services is in its "infancy stages" of the growth curve (IDC)
- Unique capabilities in private, hybrid, and public cloud
- Cross-selling and upselling created by a unified business model
  - Faster revenue growth through existing client base
  - Margin expansion
- A direct provider of Cloud solutions: greater control and flexibility for customer needs and price competitiveness
- Strategic partnerships with top industry players
- Successful management team, invested and committed
- Growing long-term recurring revenue streams

# Go-to-Market Strategy

**Direct** →

## End Customers

- Direct sales to enterprise & service providers
- Cross sell and upsell synergies

**Indirect** →

## Channel Partners

- Tier 2 & 3 service providers - white label
- Value added resellers
- Applications developers
- National wholesalers

# Industry Growth Trends

- PaaS – 26.6% CAGR to $6.45B in ’16 (Gartner)
- PaaS – only 100 platforms worldwide in 2012 (IDC)
- IaaS – 41% CAGR to $4B by 2016 (Gartner)
- SaaS – 24% CAGR to $67B ’16 (IDC)
- SDN – $360M to $3.7B from ’13 - ’16 (IDC)
- Small Cell – 73% YOY CAGR to 16B by ’16 (Infonetics)
- Mobile data traffic will increase 13-’fold in the next 5 years

# Industries' third platform for growth and innovation

## 3rd Platform: Infrastructure 2.0

Cloud Services - Big Data Analytics - Virtualization
Opex Model - Meta Orchestration
Commodity Gear/Open Systems
Elastic Infrastructure

**Billions of users**
CIOs - LOBs - Enterprises
SMBs - SPs - Customers
Emerging Markets

**Mobile Devices and Apps**

**Millions of**
Apps - Services - Information
Content - Experiences

## 2nd Platform: Infrastructure 1.0

LAN/Internet - Client/Server

**Hundreds of Millions of Users**

**PC**

**Tens of Thousands of Apps**

## 1st Platform: Infrastructure 1.0

Mainframe - Terminal

**Millions of Users**

**Thousands of Apps**

# Longstanding Customer Relationships

- ABS-i
- ALDEN
- Alcatel-Lucent
- ANDREW
- at&t
- BLUEWIRE Communications
- Brookdale Senior Living
- comcast
- Crown Castle
- C-2 Utility Contractors, LLC
- ERICSSON
- FUJITSU
- Evanston/Skokie School District 65
- GENBAND
- Hotwire Communications
- Miami-Dade County Public Schools
- NEXIUS
- PAULEY
- Qwest → CenturyLink
- sidera
- Sprint
- T-Mobile
- telx
- TEKELEC
- TelePacific Communications
- U-LINE
- verizon
- windstream

# What are their challenges?

## The Enterprise

- Cloud/Virtualization Strategy
- Management and Orchestration
- Mobility/BYOD
- Securing the Enterprise
- Disaster Recovery: locations/capabilities
- CapEx to OpEx

## Service Providers

- Delivering Cloud Services
- Realizing CapEx Savings
- Network Virtualization
- Implementing low cost hardware and use of SDN
- Backhaul (performance driven)

## How do we solve them?


Cloud and Managed Services
Professional Services
Applications and Infrastructure
InterCloud Systems:
End to End Portfolio of Services, Applications and Infrastructure
Consult
Design
Build
Manage
Service



# Cloud and Managed Services

Public Cloud

Private Cloud

Hybrid Cloud

## Cloud and Managed Services

SaaS

VDI and Thin Client

DR Services

intercloud systems
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# InterCloud Design Advantages

- SLA based private/public Cloud Services: Compute, Network and Storage 99.99%
- Co-located in the biggest carrier hotel in the United States (NYC, San Francisco, Santa Clara)
- Cloud Infrastructure built on Tier 1 vendors: HP, Brocade, Intel, etc.
- Fully redundant and diverse Cloud Architecture
- Highly customizable and scalable architecture to meet customer's unique requirements, complimented by professional services

# Case Study
# InterCloud Cloud Service IAAS (Infrastructure as a Service):
## Server Consolidation with reduced CAPEX Model

**Project Name:** Global retailer. Infrastructure as a Service.

**Project Description:**
- retailer owns 8 top brands
- integrate and consolidate the IT organizations of the acquisitions
- private cloud architecture over dedicated circuit

**Technology Skill Set:**
- Microsoft SQL, cloud stack, xen, Cisco networking

**Benefit to Client:**
- highly scalable compute resources
- elastic resource requirements
- move point of sale platform to IaaS model and will save millions on credit card processing



# Professional Services

# Professional Services


STRATEGY
BUSINESS PLANNING
TECHNOLOGY PLANNING
OPERATIONS PLANNING
OBS/BSS
CUSTOM SOFTWARE, SYSTEMS INTEGRATION
NETWORK INFRASTRUCTURE
ENGINEERING, CONSTRUCTION, TEST INTEGRATION
LIFE CYCLE MANAGEMENT
FIELD AND NOC SERVICES

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# Case Study
# InterCloud Professional Services:
# Ericsson CALA (Caribbean and Latin America).

**Project Name:** Caribbean Wide Conversion to Ericsson Network Equipment

**Project Description:** Ericsson CALA has been aggressive in its goal of increasing the Ericsson brand footprint throughout the major wireless carriers in the Caribbean. Today it's customer base includes: Digicel, LIME, Claro, Orange, T- Mobile, AT&T, Open Mobile and many others. InterCloud's ADEX Puerto Rico subsidiary has been assisting Ericsson's expansion since 2006. We have supported Ericsson on network projects in Puerto Rico, Suriname, Guyana, Trinidad, Dominican Republic, Cayman Islands, Bahamas, Bermuda, Barbados, Aruba, Bonaire and Curacao. The revenue stream from CALA operation has exceeded $7 million over the last three years.

**Benefit to Client:** Our prior 20 years of experience in the CALA markets enabled us to provide the types of skills and services needed for carrier network transitions to Ericsson products.

**Technology/Skill Sets:** Packet Core, RAN, 2G/3G/4G LTE network upgrades. We are providing skilled personnel delivering professional services in the areas of: Project Management, RF Engineering, OMA Engineering, Implementation Management, Systems Integration, Software Upgrades, Emergency Support and Maintenance.



# Applications and Infrastructure

intercloud systems
MindsTogether.

# Applications and Infrastructure

| Wireless Networking | Optical Networking | Services | Unified Communications |
|---|---|---|---|
| • Data center<br>• WiFi & DAS<br>• Small Cell<br>• Backhaul | • Optical ethernet<br>• Sonnet<br>• DWDM | • Managed<br>• Break Fix<br>• Engineers on-site | • Microsoft Lync<br>• Video<br>• Call center app/Voice recognition |



# Financials

intercloud systems
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# 6 mo 2013 vs 2012 Pro-Forma

| (USD 000's) | Six Months ended June 30, 2013 | Six Months ended June 30, 2012 |
|---|---|---|
| | InterCloud | InterCloud |
| Sales | $29,955 | $24,336 |
| Cost of Sales | 20,908 | 17,040 |
| Gross Margin | 9,047 | 7,296 |
| Operating Expenses | 6,801 | 6,306 |
| Adjusted EBITDA | 2,246 | 990 |
| | | |
| Depreciation and Amortization | 647 | 69 |
| Stock Compensation | 157 | 30 |
| Income (Loss) from operations | 1,442 | 891 |
| | | |
| Taxes and Other Income (Expense) | -3,357 | -414 |
| Net Income (Loss) | -$1,915 | $477 |

intercloud systems
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# InterCloud Systems, Inc. Adjusted EBITDA

| Six Months ended June 30, 2013 and 2012<br>Results in $000's | | |
|---|---|---|
| | 2013 | 2012 |
| Net loss attributable to common stockholders | $(1,915) | $477 |
| | | |
| Add back: | | |
| Dividends on preferred stock | 672 | 53 |
| Change in fair value of derivative instruments | 895 | - |
| Net loss attributable to non controlling interest | 12 | - |
| Loss on deconsolidation of subsidiary | - | 46 |
| Interest expense | 2,097 | 332 |
| Depreciation and amortization | 647 | 69 |
| Stock based compensation | 157 | 30 |
| | | |
| Total addbacks | 4,480 | 530 |
| | | |
| Deduct: | | |
| Benefit for income taxes | (97) | - |
| Change in fair value of contingent consideration | (142) | - |
| Other income | (80) | -17 |
| | | |
| Total deductions | (319) | -17 |
| | | |
| Adjusted EBITDA | $ 2,246 | $990 |

intercloud systems
MindsTogether.

# InterCloud Historical Balance Sheet

| (USD, 000's) | | Dec. 31, 2012 | June 30, 2013 |
|---|---|---|---|
| Assets | | | |
| | Cash | $647 | $2,277 |
| | Accounts Receivable | 8,482 | 11,154 |
| | Prepaid Assets | 1,055 | 2,602 |
| Current Assets | | 10,184 | 16,033 |
| | Net Fixed Assets and Intangibles | 30,034 | 37,945 |
| | Other Assets | 1,648 | 2,119 |
| Total Assets | | $41,866 | $56,097 |
| | | | |
| Liabilities and Stockholders' Equity (Deficit) | | | |
| | Current Liabilities | $13,410 | $23,704 |
| | Long-term Debt | 15,160 | 16,989 |
| Total Liabilities | | 28,570 | 40,693 |
| Redeemable Common and Preferred Stock | | 16,585 | 13,037 |
| Stockholders' Equity (Deficit) | | | |
| | Share Capital | 9,167 | 17,103 |
| | Retained Earnings (Deficit) | -12,456 | -14,821 |
| Stockholders' Equity (Deficit) | | -3,289 | 2,367 |
| Total Liabilities and Stockholders' Equity (Deficit) | | $41,866 | $56,097 |

# Comparable Companies

| (Figures in millions, except per share data) | | Price[1] | 52 - Week | | Equity | Firm | Firm Value / Revenue | | | Firm Value / EBITDA | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Company | Ticker | @ 10/22/13 | High | Low | Value | Value[2] | LTM | CY 2013E | CY 2014E | LTM | CY 2013E | CY 2014E |
| Cvent, Inc. | CVT | $31.89 | $46.13 | $30.01 | $1,235 | $1,192 | 12.3 x | 11.0 x | 8.8 x | 154.5 x | 108.4 x | 95.5 x |
| ServiceSource International, Inc. | SREV | 12.25 | 13.86 | 4.01 | 973 | 842 | 3.3 | 3.1 | 2.7 | - | 53.2 | 31.6 |
| ePlus Inc. | PLUS | 54.46 | 66.99 | 35.10 | 447 | 520 | 0.5 | 0.5 | 0.5 | 6.9 | - | - |
| Callidus Software Inc. | CALD | 10.79 | 10.80 | 3.80 | 410 | 446 | 4.4 | 4.1 | 3.6 | - | 44.3 | 29.3 |
| MiX Telematics Limited | MIXT | 15.24 | 20.26 | 12.47 | 489 | 397 | 3.3 | - | 2.7 | 16.4 | - | 12.0 |
| Brightcove, Inc. | BCOV | 13.47 | 14.85 | 4.89 | 387 | 357 | 3.6 | 3.3 | 2.8 | - | 152.1 | 51.4 |
| Carbonite, Inc. | CARB | 18.58 | 18.80 | 8.77 | 408 | 349 | 3.8 | 3.3 | 2.7 | - | - | 80.8 |
| Datalink Corporation | DTLK | 14.26 | 14.55 | 7.31 | 316 | 268 | 0.6 | 0.4 | 0.4 | 10.9 | - | - |
| RCM Technologies Inc. | RCMT | 6.52 | 6.97 | 5.00 | 81 | 67 | 0.4 | 0.4 | 0.4 | 9.2 | 9.1 | 7.6 |
| **Median** | | | | | $410 | $397 | 3.3 x | 3.2 x | 2.7 x | 16.9 x | 53.2 x | 31.6 x |
| **Mean** | | | | | 429 | 462 | 3.8 | 3.3 | 2.7 | 36.4 | 73.9 | 39.7 |
| *InterCloud Systems, Inc.(3)* | *ICLD* | *$6.30* | *$36.00* | *$4.01* | *$32* | *$64* | *1.1 x* | *0.9 x* | - | *10.6 x* | *8.0 x* | - |

Source: Bloomberg and Wall Street Research
Note: LTM = Latest Twelve Months
NM = Not Meaningful; NA = Not Available
(1) Stock price as of October 22, 2013
(2) Firm Value (FV) equals Equity Value plus debt less cash
(3) Multiples for InterCloud use proforma financials

# Key Executives

## Over 170 years in High Tech Executive Experience

### Mark E. Munro (Chairman & CEO)

- Partner Munro Capital Inc., a private equity fund and one of the largest investors in ICLD. Chairman Vaultlogix, a cloud based online data backup company. Founder of Eastern Telecom Inc., a telecom outsourcing business in the 1990's.

### Roger Ponder (COO)

- President Time Warner MidWest. President Oceanic, a broadband company in Hawaii. VP strategic planning Time Warner Telecom.

### Dan Sullivan (CFO)

- CFO Munro Capital Inc., a private equity fund focused on investing in small growth companies. CFO of Vaultlogix, a cloud based online data backup company. Public accounting experience.

### Scott Davis (EVP Sales)

- President, Nottingham Enterprises - an IT services and outsourcing firm. Chairman Emium Lighting, an industrial LED lighting Company. Former Senior Executive of Xeta Technologies, a publicly traded managed services provider sold to Paetec in 2010. Nortel Networks and DSC.

# InterCloud Investment Highlights

**Markets with High Growth Potential**

**Proven Ability to Sell and Support Fortune 1,000 Accounts and Tier 1,2,3 carriers**

**Established Company Track Record**

**Replicable, Scalable, Services Model with Industry Leading Strategic Partnerships**

**Proven Management Team with Over 170 years of Combined Executive Leadership Experience**